PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

EXHIBIT 10.84

BUYER’S AGENCY AGREEMENT

THIS BUYER’S AGENCY AGREEMENT, dated as of November 2, 2006 (this “Agreement”), is made and entered into by and between Meade Instruments, Inc., a Delaware corporation, and each of its subsidiaries signatory hereto (each, a “Customer”), and ThreeSixty Sourcing Ltd., a Hong Kong corporation (“ThreeSixty”).

AGREEMENT

In consideration of the mutual promises contained in this Agreement, and other good and valuable consideration, receipt of which is acknowledged, the parties agree as follows:

1	Appointment; Purchase Orders and Compensation.

1.1	The term “Products,” as used herein, shall mean any product sourced by Customer through ThreeSixty hereunder.

1.2	The term “Supplier” as used herein, shall mean a manufacturer of a Product that is a party to a purchase order (“PO”) with Customer.

1.3	Customer hereby retains ThreeSixty as its buyer’s agent with respect to Products to be purchased by Customer directly from Suppliers in the People’s Republic of China and Republic of China (“China”), and ThreeSixty hereby agrees to serve as the Customer’s buyer’s agent with respect to such Products.

1.4	Customer will forward all POs for the Products to ThreeSixty, and ThreeSixty will forward such POs to Suppliers on behalf of Customer. The Products covered by the POs shall be purchased by Customer directly from such Supplier. Notwithstanding the foregoing, all POs for the Products shall be forwarded by Customer to ThreeSixty and not directly to any Supplier. No variation in any of the terms, conditions, deliveries, prices, quality, quantity or specifications of a PO will be effective unless they are in writing and signed by Customer and agreed to by Supplier.

1.5	ThreeSixty is not authorized to forward any PO to a Supplier other than the specific Supplier approved by Customer in writing for that PO. ThreeSixty shall use commercially reasonable efforts to assist Customer to select the Supplier(s) who can timely meet Customer’s supply obligations under the PO in accordance with Customer’s specifications as communicated to ThreeSixty from time to time.

1.6	The parties agree and acknowledge that ThreeSixty shall not (i) take title to or possession of any Product, (ii) have any interest in any Products, (iii) have any obligation to accept returns, provided that ThreeSixty shall assist Customer in effecting returns through a Supplier or (iv) bear the responsibility for the risk of loss of any Product.

1.7	All payments to ThreeSixty pursuant to the terms of this Agreement shall be made by wire transfer in U.S. dollars in accordance with written instructions provided to Customer by ThreeSixty.

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

1.8	Unless otherwise agreed to in writing by ThreeSixty and Customer, (i) all Products that are ordered will be sold to Customer on terms negotiated with the applicable Supplier and (ii) ThreeSixty shall invoice Customer for the Commission (as defined below), with payment for the Commission due upon the presentation of a correct and complete invoice for such services (provided that ThreeSixty acknowledges that Customer will pay such invoices in accordance with its normal payment cycle), which invoice shall be presented to Customer promptly upon shipment of the relevant Product. Customer will pay to ThreeSixty as compensation for its services a fee as set forth on Exhibit A for Products ordered pursuant to this Agreement (the “Commission”).

1.9	From time to time, as a matter of convenience to Customer and upon prior written approval of Customer, ThreeSixty may, at its option, pay miscellaneous expenses to third parties on behalf of Customer; provided, however, that in no event shall Customer be liable for any charge in excess of $500.00 with respect to any PO unless such charge was approved in writing by Customer. ThreeSixty will invoice Customer periodically for such charges, and such invoices will be due upon receipt.

1.9.1	Invoices that are not Product-related will not include any Commission. Such non-Product-related expenses may include, without limitation, courier charges and travel-related expenses for Customer’s employees.

1.9.2	Expenses payable in connection with the sourcing of Products will typically be evidenced by a separate PO from Customer and will be handled as miscellaneous expenses only in unusual circumstances. Invoices that are Product-related will include Commissions for ThreeSixty in accordance with Section ý1.8 and Exhibit A hereto. Product-related expenses may include, without limitation, development, production and approval sample charges; mold, tooling, design, prototype and label charges; and inland transportation, terminal handling, documentation, overnight shipping and testing fees; provided that Product related expenses shall not include any duties or freight charges outside of China.

2	Representations, Warranties and Covenants of ThreeSixty.

2.1	This Agreement has been duly authorized, executed and delivered by ThreeSixty and constitutes a valid and binding obligation of ThreeSixty, enforceable against ThreeSixty in accordance with its terms.

2.2	ThreeSixty will cause Products to be inspected in China prior to shipment of the Products to Customer and in accordance with Customer’s specifications included or referred to on the applicable PO for such Products. Unless otherwise stated in Customer’s request for quote from ThreeSixty (a “Purchase Requisition”) and the applicable PO, the AQL standard used will be [***] for Critical/Safety defects, [***] for Functional defects, [***] for Major defects and [***] for Minor defects. In the event that Products at any time are found not to comply with the applicable AQL standard, ThreeSixty will credit Customer’s account in an amount [***].

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

2.3	ThreeSixty will provide Customer, from time to time, with a Quality Control and Assurance Procedures document, substantially in the form attached hereto as Exhibit B (the “Quality Control and Assurance Procedures”) containing a Defect/Quality Claim Procedure for Customer to follow in the event Customer believes a Product has defects or quality issues. The Quality Control and Assurance Procedures may be modified by ThreeSixty, provided that no material modifications may be made without Customer’s prior written consent. In addition, ThreeSixty and Customer agree to evaluate the Quality Control and Assurance Procedures to make mutually agreeable Customer-specific modifications with the goal of improving the overall quality of the Products.

2.4	To the extent requested by Customer in writing with respect to the Products, ThreeSixty will provide any of the following services in a commercially reasonable manner under the circumstances at its expense, except as otherwise specifically set forth herein.

2.4.1	Supplier and Production Matters. ThreeSixty will: (i) identify potential suppliers and conduct on-site evaluation of production capabilities; (ii) research raw materials and negotiate bulk pricing when appropriate; (iii) coordinate tooling design and procurement with Customer and potential suppliers; (iv) submit requests for quotes to potential suppliers based on Purchase Requisitions; (v) advise Customer as to prices at which finished products can be purchased or produced in accordance with Customer’s requirements; (vi) provide weekly visibility as to the status of Purchase Requisitions, quotations and POs; and (vii) conduct periodic (not less than annually) surveys and assessments of Suppliers and monitor Suppliers for compliance with ThreeSixty’s social and human rights policies.

2.4.2	Quality Control and Assurance. ThreeSixty will (i) review specifications for Products provided by Customer; (ii) arrange for the delivery, Customer inspection and approval of production samples; (iii) perform inspection of raw materials, work in process and finished goods in accordance with the Quality Control and Assurance Procedures; (iv) arrange for and coordinate testing with independent third party testing agencies as required; and (v) process defect or quality claims in a timely manner and provide Customer with assistance in returning products rejected by Customer to the Supplier under the applicable PO and in making claims against any such Supplier, including, without limitation, for refund or credit.

2.4.3	Logistics Services. ThreeSixty will (i) coordinate shipping arrangements with freight forwarders and/or shipping lines; (ii) coordinate and maintain control of shipping documentation; (iii) deliver to Customer ThreeSixty’s invoice, Supplier’s invoice and shipping documents related to the Products; and (iv) provide Customer with such additional documentation as customers of Customer may reasonably request, with any related expenses to be paid by Customer.

2.4.4	Business Development Support. ThreeSixty will (i) familiarize itself with Customer’s product needs and objectives; (ii) provide access to contract design service providers; and (iii) provide U.S.-based Customer support to assist with problem resolution, performance measurement and integration with ThreeSixty processes.

2.4.5	Administrative Services. ThreeSixty will (i) provide staff and internal systems to support sourcing of Products and the performance of ThreeSixty’s obligations under this Agreement; (ii) maintain facilities to accommodate showroom and meeting space; and (iii) provide office assistance to Customer’s personnel traveling in Asia, including arranging for transportation, accommodations, translators and other services at Customer expense.

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

2.5	In connection with the satisfaction of its obligations under this Agreement, the directors, officers, employees or agents of ThreeSixty will comply with all applicable laws, ordinances, orders, standards, rules and regulations in the country or countries in which the Products will be manufactured, sold or transported, and none of them will (i) use any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to political activity, (ii) make any direct or indirect unlawful payments to government officials or others or establish or maintain any unlawful or unrecorded funds, (iii) violate any of the provisions of The Foreign Corrupt Practices Act of 1977, or any rules or regulations promulgated thereunder, (iv) receive any illegal discounts or rebates or violate any antitrust laws, (v) take or receive, directly or indirectly, any bribes, fees, gifts or similar remuneration of any kind from any Supplier or related party in connection with the Products manufactured for or supplied to Customer, or (vi) cause or allow, directly or indirectly, any director, officer, employee or agent of Customer to take or receive, directly or indirectly, any bribes, fees, gifts or similar remuneration of any kind from any Supplier or related party or from ThreeSixty or its affiliates in connection with the Products manufactured for or supplied to Customer or in connection with this Agreement in any way.

3	Representations, Warranties and Covenants of Customer.

3.1	This Agreement has been duly authorized, executed and delivered by Customer and constitutes a valid and binding obligation of Customer, enforceable against Customer in accordance with its terms.

3.2	Customer agrees and acknowledges that none of its subsidiaries or affiliates shall be entitled to source Products pursuant to this Agreement unless any such subsidiary or affiliate becomes a party hereto.

3.3	Customer represents and warrants to ThreeSixty that the sale or resale by Customer, transportation and foreseeable use of the Products comply with all applicable laws, ordinances, orders, standards, rules and regulations in the country or countries in which the Products will be sold or transported.

3.4	Customer agrees to use commercially reasonable efforts to provide all specifications, directions and instructions to ThreeSixty as contemplated by the Agreement, including accurate and timely product specifications and accurate and timely and quality specifications; provide signed approval samples to ThreeSixty; and comply with the Quality Control and Assurance Procedures.

3.5	Customer shall promptly pay Suppliers for Products in accordance with the payment terms set forth in any PO or such other payment terms as have been agreed to by Customer and such Supplier in writing or are in accordance with accepted industry practices. Customer shall provide evidence of such payments to ThreeSixty upon ThreeSixty’s reasonable request.

3.6	Customer will provide a non-binding forecast of purchases to ThreeSixty for each fiscal year in reasonable monthly detail, as soon as practicable and in any event by the end of the prior fiscal year of Customer. ThreeSixty agrees that (i) such forecast is provided for convenience only, (ii) such forecast is in no way a minimum or guaranteed volume and (iii) Customer shall incur no liability if such forecast is inaccurate.

3.7	Customer will provide ThreeSixty with an account number for a recognized overnight delivery service (e.g., Federal Express) for use by ThreeSixty in connection with overnight deliveries made on Customer’s behalf. Such account number will not be provided to Suppliers without Customer’s consent.

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

3.8	If at the time of issuing any PO Customer is insolvent or intends to commence, or become subject to, an insolvency or other proceeding described in Section 7.2.1 of this Agreement within 90 days of the date of such PO, Customer will provide to ThreeSixty a certificate setting forth such information, transmitted via electronic mail, facsimile or other means, from Customer’s chief financial officer or treasurer.

3.9	Notwithstanding anything to the contrary contained herein, Customer agrees that it will not pursue any claim that a Product caused personal injury or property damage against ThreeSixty or any of its affiliates.

4	Exclusivity.

4.1	During the term of this Agreement, ThreeSixty will provide exclusivity to Customer within agreed-upon product ranges or distribution channels by not sourcing any Exclusive Products (as defined on Exhibit C hereto) other than pursuant to the terms of this Agreement without Customer’s prior written consent.

4.2	Subject to Section 4.3 hereof, during the term of this Agreement, Customer and its affiliates agree not to cause any Exclusive Products of which Customer or any such affiliate is the ultimate seller to be manufactured in China other than pursuant to this Agreement. In addition, during the term of this Agreement, Customer shall not purchase products from any source from which ThreeSixty has sourced products for Customer in the prior 24-month period (other than the Existing Suppliers (as defined below)) (any such source, a “ThreeSixty Source”) other than pursuant to this Agreement. Notwithstanding the foregoing, the preceding two sentences shall not be deemed to prohibit the consummation of (i) open purchase orders as of the date of this Agreement as set forth on Exhibit D hereto, and (ii) substantially negotiated transactions or potential purchase orders between Customer or its subsidiaries or affiliates with an existing supplier of Customer listed on Exhibit E hereto (each, an “Existing Supplier”) as set forth on Exhibit D hereto (collectively, “Existing Orders”). Customer agrees and acknowledges that ThreeSixty’s remedy for any breach of this Section 4.2 shall be the right to receive Commissions pursuant hereto with respect to orders of Exclusive Products, or purchases from a ThreeSixty Source, in violation of this Section as if they were Products ordered pursuant to this Agreement.

4.3	[***]

5	Licensing and Use of Proprietary Rights.

5.1	Customer represents and warrants to ThreeSixty that Customer owns, controls or has a valid right to use each of the patents, trademarks (whether registered or unregistered), service marks, trade names, service names, brand names, logos or registered copyrights (collectively, the “Proprietary Rights”) that relate to the Products. Except as disclosed on Exhibit F hereto, Customer has not received any notice of invalidity or infringement of any rights of others with respect to any such Proprietary Rights that relate to the Products. The manufacture, purchase, sale, storage, transportation and use of the Products does not and will not conflict with, infringe upon or otherwise violate the valid rights of any third party in or to such Proprietary Rights.

5.2	Customer hereby grants to ThreeSixty the right to use the Proprietary Rights, upon ThreeSixty’s receipt of prior written consent from Customer, in ThreeSixty’s marketing materials and on display in ThreeSixty’s showrooms or similar facilities under the terms and conditions set forth herein.

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

6	Indemnification.

6.1	Subject to Section ý8 and except as expressly limited herein, ThreeSixty agrees to indemnify, defend and hold harmless Customer, its affiliates and subsidiaries and its and their respective officers, directors, principals, attorneys, agents, employees or other representatives from and against any and all costs, losses, taxes, liabilities, obligations, damages, actions, deficiencies, claims, demands and expenses (whether or not arising out of third party claims), including, without limitation, interest, penalties, costs of mitigation, attorneys’ fees and all amounts paid in investigation, defense or settlement or any of the foregoing (collectively, “Damages”) incurred in connection with, arising out of, resulting from or incident to any (i) breach of any representation or warranty or the inaccuracy of any representation made by ThreeSixty in or pursuant to this Agreement or (ii) breach of any covenant or agreement made by ThreeSixty in or pursuant to this Agreement.

6.2	Subject to Section ý8 and except as expressly limited herein, Customer agrees to indemnify, defend and hold harmless ThreeSixty, its affiliates and subsidiaries, and its and their respective officers, directors, principals, attorneys, agents, employees or other representatives, from and against any and all Damages incurred in connection with, arising out of, resulting from or incident to (i) any breach of any representation or warranty or the inaccuracy of any representation made by Customer in or pursuant to this Agreement, (ii) any breach of any covenant or agreement made by Customer in or pursuant to this Agreement, or (iii) product recalls, product liability claims, losses or damages, whether brought as express or implied warranty, negligence or strict liability actions, including the cost of defending (which shall include reasonable attorneys’ fees) any proceedings resulting in whole or in part from the manufacture, purchase, sale, transportation, storage or foreseeable use of the Products, except for claims, losses or damages primarily resulting or arising out of ThreeSixty’s gross negligence or intentional misconduct.

6.3	Promptly after receipt by an indemnified party under this Section 6 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 6, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability that it may have under this Section 6 except to the extent it has been materially prejudiced by such failure, and provided further that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under this Section 6. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, to assume the defense thereof, with counsel satisfactory to such indemnified party (such consent not to be unreasonably withheld by such indemnified party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party (such consent not to be unreasonably withheld by such indemnified party), effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim). No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

7	Term and Termination.

7.1	This Agreement shall become effective on the date first written above and shall remain in effect through December 31, 2008 (the “Initial Term” and, as may be extended pursuant to the next succeeding sentence, the “Term”) unless otherwise terminated in accordance with the provisions set forth in this Section 7. After the expiration of the Initial Term, this Agreement shall continue in effect for additional one-year periods unless either party gives the other written notice that it elects to terminate this Agreement not less than 180 days prior to the expiration of the Initial Term or any extended Term.

7.2	Upon the occurrence of any of the following events, either party may terminate this Agreement effective immediately upon written notice to the other, except as otherwise specified below.

7.2.1	The other party (i) shall be or become insolvent, or is not generally paying its material debts as such debts become due, (ii) makes any general assignment for the benefit of creditors or (iii) becomes involved in a receivership, reorganization or any other similar proceeding for the relief of debtors.

7.2.2	The other party shall fail to perform properly any of the material terms and conditions herein or breaches any material term herein and such failure to perform or such breach has not been satisfactorily remedied within 30 days (or 15 business days in case of a breach of the payment terms of this Agreement) after receipt of written notice pursuant to Section 10.2.

7.3	Customer and ThreeSixty may, by mutual agreement, terminate this Agreement at any time.

7.4	This Agreement may be terminated by either party upon 180 days’ prior written notice to the other party.

7.5	This Agreement may be terminated by ThreeSixty upon written notice to Customer within [***] days of receipt of a [***] delivered by Customer pursuant to Section 4.3, which termination shall be effective [***] days following receipt of any such [***]; provided, however, that ThreeSixty may only terminate this Agreement pursuant to this Section 7.5 following [***] delivered by Customer pursuant to Section 4.3 on or before [***] if Customer has [***].

7.6	Notwithstanding anything to the contrary herein, for a period of two years after any termination hereof (other than a termination by (x) ThreeSixty pursuant to Section 7.1 or 7.4, in which case [***] hereunder, or (y) [***] (any such termination, an “Early Termination”), if Customer or its affiliates [***], then Customer shall [***] of this Agreement as follows: [***]; provided, however, that [***]; provided [***] that such [***], following an Early Termination if (1) Customer [***] during the Term and (2) the [***] during the [***] period immediately preceding the date of such [***]. For purposes of this Agreement, “substantially similar” shall mean products with substantially similar [***] shall be deemed “substantially similar”). [***]

7.7	Upon any termination of this Agreement pursuant to this Section ý7, Customer and its affiliates will have no liability to ThreeSixty or its affiliates, and ThreeSixty and its affiliates will have no liability to Customer or its affiliates by reason of termination for any claim of loss of profits, prospective profits or related damages or expenditures by reason of any claim of breach of this Agreement. The termination of this Agreement shall not, however, relieve or release Customer from making payments that may be owing to ThreeSixty under the terms of this Agreement or to Suppliers for Products already delivered or the subject of outstanding POs, nor shall termination affect any other liability or obligation arising by reason of any event other than termination. Notwithstanding any such termination, the payment obligations set forth in Section ý1 and the provisions of Sections 5 (but only to the extent required to fulfill POs hereunder), ý6, 7.6, ý8, 9 and 10 shall continue in full force and effect.

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

8	DISCLAIMER OF WARRANTIES AND CERTAIN DAMAGES; LIMITATION OF LIABILITY.

8.1	DISCLAIMER OF WARRANTIES: EXCEPT AS SPECIFICALLY SET FORTH IN THIS AGREEMENT, THREESIXTY MAKES NO WARRANTIES, EXPRESS OR IMPLIED, AS TO ANY PRODUCTS, RELATED SERVICES OR DOCUMENTATION. THREESIXTY SPECIFICALLY DISCLAIMS ANY AND ALL IMPLIED WARRANTIES, INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF TIMELINESS OF DELIVERY, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR TITLE OR NONINFRINGEMENT OF THIRD PARTY RIGHTS.

8.2	DISCLAIMER OF CERTAIN DAMAGES: NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY INDIRECT, CONSEQUENTIAL, EXEMPLARY, SPECIAL, INCIDENTAL OR PUNITIVE DAMAGES, INCLUDING, WITHOUT LIMITATION, LOSS OF USE OR LOST BUSINESS, REVENUE, PROFITS OR GOODWILL, ARISING IN CONNECTION WITH THIS AGREEMENT, PRODUCTS, RELATED SERVICES, DOCUMENTATION OR THE INTENDED USE THEREOF, UNDER ANY THEORY OF TORT, CONTRACT, WARRANTY, STRICT LIABILITY OR NEGLIGENCE, EVEN IF THE PARTY HAS BEEN ADVISED, KNEW OR SHOULD HAVE KNOWN OF THE POSSIBILITY OF SUCH DAMAGES; PROVIDED, HOWEVER, THAT NOTHING HEREIN SHALL LIMIT A PARTY’S RIGHT TO INDEMNIFICATION WITH RESPECT TO THIRD-PARTY CLAIMS AS PROVIDED IN SECTION ý6 OF THIS AGREEMENT.

8.3	LIMITATION OF THREESIXTY’S LIABILITY: WITHOUT LIMITATION OF THE PROVISIONS ABOVE, THE TOTAL LIABILITY OF THREESIXTY TO CUSTOMER IN CONNECTION WITH THIS AGREEMENT SHALL BE LIMITED TO THE LESSER OF (1) [***] OR (2) THE [***] PRIOR TO ACCRUAL OF SUCH CAUSE OF ACTION FOR THE SPECIFIC PRODUCT OR SERVICE THAT FORMS THE BASIS FOR SUCH CAUSE OF ACTION, OR [***] THAT IS THE SUBJECT OF SUCH CAUSE OF ACTION, WHICHEVER IS GREATER; PROVIDED, HOWEVER, THAT, [***]. THE FOREGOING LIMITATION APPLIES TO ALL CAUSES OF ACTION AND CLAIMS, INCLUDING, WITHOUT LIMITATION, BREACH OF CONTRACT, BREACH OF WARRANTY, NEGLIGENCE, STRICT LIABILITY, MISREPRESENTATION OR OTHER TORTS. CUSTOMER ACKNOWLEDGES AND ACCEPTS THE REASONABLENESS OF THE FOREGOING DISCLAIMERS AND LIMITATIONS OF LIABILITY.

8.4	NO CAUSE OF ACTION UNDER ANY THEORY THAT ACCRUED MORE THAN ONE YEAR PRIOR TO NOTICE OF SUCH CAUSE OF ACTION MAY BE ASSERTED BY EITHER PARTY AGAINST THE OTHER.

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

9	Confidentiality.

9.1	The parties agree that the terms of this Agreement are to be held confidential and shall not be disclosed to any third party, except as required by law or legal process, and except that either party may disclose the terms hereof to its legal counsel or other advisors or to other parties who have a need to know such information and have expressly agreed to keep such information confidential, provided that the disclosing party shall be responsible for the breach of any such confidentiality agreement by any recipient of such information. If either party or any of its representative is requested pursuant to, or required by, applicable law or regulation or by legal process to disclose any of the terms of this Agreement or any other Confidential Information (as defined below) of the other party, the parties agree to provide each other with prompt notice of such request or requirement in order to enable the other party to seek an appropriate protective order or other remedy (at such party’s expense), to consult with each other with respect to taking steps to resist or narrow the scope of such request or legal process or to waive compliance, in whole or in part, with the terms of this Agreement. The parties agree to provide each other with any assistance reasonably requested to protect the confidentiality of the terms of this Agreement or any other Confidential Information. If such protective order or other remedy is not obtained, or either party grants a waiver hereunder, the party proposing to disclose such information may furnish that portion (and only that portion) of the terms of this Agreement or any other Confidential Information that, in the opinion of such party’s counsel, is legally compelled to be disclosed and the disclosing party will exercise reasonable efforts to obtain reliable assurance that confidential treatment will be accorded any such Confidential Information so furnished.

9.2	The parties recognize that the sales techniques, operations manuals, memoranda, corporate documents, financial documents, trade information, purchase schedules, vendor schedules, catalogues, price lists, pricing structure, product specifications, designs, and other information used by them in the purchasing, promotion, distribution or sale of Products is confidential and proprietary information (hereinafter “Confidential Information”). The parties also recognize that the Confidential Information of each of the parties (1) was designed and developed by such party at great expense and over lengthy periods of time; (2) is secret, confidential and unique; (3) constitutes the exclusive property and/or trade secrets of such party; and (4) that any use of the Confidential Information by the other of them for any purpose other than in accordance with this Agreement and in furtherance of obligations hereunder would be wrongful and would cause irreparable injury to the aggrieved party for which damages are not an adequate remedy. Notwithstanding anything to the contrary in this Agreement, the prohibitions set forth in this Section shall not apply to (i) any information which, through no improper action of a party, is publicly available or generally known in the industry; (ii) any information which is known to the party receiving the information at the time of disclosure; or (iii) any information which, through no improper action of a party and with no breach of any confidentiality or similar obligations, is independently developed or obtained by a party.

9.3	Except as required by law or as its duties hereunder may require (subject to the last two sentences of Section 9.1), or as each party may otherwise consent in writing, the parties will not at any time disclose or use, either during the term of this Agreement or after the expiration or termination of this Agreement, the Confidential Information of the other party.

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

9.4	The parties agree that in the event either party commits a breach or threatens to commit a breach of any of the provisions of this Section 9 the other party (the “Aggrieved Party”) shall have the right and remedy to have the provisions of this Section 9 specifically enforced by any court having jurisdiction, it being acknowledged and agreed that any such breach or threatened breach will cause immediate irreparable injury to the Aggrieved Party and that money damages will not provide an adequate remedy at law for any such breach or threatened breach. Such right and remedy shall be in addition to, and not in lieu of, any other rights and remedies available to the Aggrieved Party under this Agreement or at law or in equity.

10	General.

10.1	The relationship between Customer and ThreeSixty is that of principal (Customer) and buying agent (ThreeSixty). This Agreement does not and is not intended to create in any manner or for any purpose whatsoever and nothing in it shall be construed to create an employer-employee, partnership or joint venture relationship or any other relationship other than that of principal and independent contractor. ThreeSixty’s authority as a sourcing agent shall be limited to the authority expressly granted by Customer in, or in accordance with, this Agreement.

10.2	All notices, requests, offers and other communications required or permitted to be made under this Agreement shall be in writing and shall be deemed to have been duly given (i) when received if (A) personally delivered or (B) transmitted by telecopy, electronic or digital transmission method; (ii) the delivery date specified on the shipping manifest if sent by a recognized overnight delivery service (e.g., Federal Express); or (iii) upon receipt, if sent by certified or registered mail, return receipt requested. In each case notice shall be sent to the address below or such other address as either party most recently may have designated in writing to the other party in accordance with this Section 10.2.

Customer:	Meade Instruments, Inc. Attn: Steve Muellner 6001 Oak Canyon Irvine, CA 92618 Telephone: (949) 451-1450 Facsimile: (949) 451-1460 Email: [***]	ThreeSixty:	ThreeSixty Sourcing Limited Attn.: Chief Financial Officer Corporation Square, 8 Lam Lok St., 8/F Kowloon Bay, Hong Kong Telephone: (852) 3408-2200 Facsimile: (852) 2840-0121 Email: [***]

10.3	Neither this Agreement nor any of the rights or obligations hereunder may be assigned by any party hereto, by operation of law or otherwise, without the prior written consent of the other party hereto; provided, that either party may, without such consent, assign this Agreement or any such rights or obligations to its direct or indirect parent companies, any wholly owned subsidiary of such party, any entity controlled by such party or its direct or indirect parent companies or to a successor in interest to such party or its direct or indirect parent companies; provided further, that any such assignee shall assume the obligations and liabilities hereunder so assigned.

10.4	This Agreement and any PO issued pursuant to the terms of this Agreement constitute the sole and entire existing agreement between the parties with respect to the subject matter hereof and completely and correctly expresses all of the rights and obligations of the parties. All prior agreements, conditions, practices, customs, usages and obligations are completely superseded and revoked, insofar as any such prior agreement, condition, practice, custom, usage or obligation might have given rise to any enforceable right.

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

10.5	The waiver in any particular instance or series of instances of any term or condition of this Agreement or any breach hereof by any party shall not constitute a waiver of such term or condition or of any breach thereof in any other instance.

10.6	This Agreement is subject to amendment only by subsequent written agreement between, and executed by, the parties hereto. Commencement or continuation of any custom, practice or usage by any party shall not constitute an amendment hereof or otherwise give rise to enforceable rights or create obligations of any party.

10.7	Any captions of articles, sections, subsections or paragraphs of this Agreement are solely for the convenience of the parties and are not a part of this Agreement or to be used for the interpretation of this Agreement or any provision hereof. Capitalized terms used herein without definition have the meanings assigned them in this Agreement.

10.8	This Agreement shall be construed and interpreted in accordance with the laws of the State of California, and shall be deemed to be made in and call for performance in California. The parties hereby irrevocably consent to personal jurisdiction over them, and subject matter jurisdiction over this Agreement, in the State of California. Any disputes arising hereunder shall be venued only in Orange County Superior Court or the United States District Court, Central District of California.

10.9	Each of Customer and ThreeSixty agrees that, without the prior written consent of the other party, neither party will, during the term of this Agreement and for a period of two years after any termination hereof pursuant to Section ý7, directly or indirectly solicit for employment or employ any officer or employee who is now employed by the other party and who is identified by Customer or ThreeSixty, as the case may be, in connection with the parties’ performance under this Agreement.

10.10	This Agreement is not intended, and shall not be construed, to create any rights in any third parties other than Customer or ThreeSixty, and no person shall assert any rights as third-party beneficiary hereunder.

10.11	This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

IN WITNESS WHEREOF, the parties have duly executed this Agreement or caused this Agreement to be duly executed on their respective behalf, by their respective officers thereunto duly authorized, all as of the day and year first above written.

MEADE INSTRUMENTS, INC.
By: /s/ Steve Muellner

Name: Steve Muellner Title: President and CEO

THREESIXTY SOURCING LTD. By: /s/ Matthew Lu

Name: Matthew Lu Title: Chief Financial Officer

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

EXHIBIT A

Commission Schedule

[***]

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

EXHIBIT B

Quality Control and Assurance Procedures

[***]

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

EXHIBIT C

Exclusive Products

“Exclusive Products” shall mean products produced in China within the following product categories for sale at retail worldwide: [***]. Notwithstanding the foregoing, nothing in this Agreement shall prohibit [***]. For purposes of this Agreement, “[***] components and parts” shall include all subassemblies, components and parts used in the production of [***] manufactured in China; provided, however, that both parties agree that the [***] and will be deemed a “[***] accessory” regardless of whether or not it is included in [***] manufactured in China or outside of China. For purposes of this Agreement, except as set forth above, “[***] accessories” shall include all products sold separately by Customer that are not otherwise included as [***] components and parts as set forth above.

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

EXHIBIT D

Open Purchase Orders/Potential Purchase Orders

Notwithstanding anything to the contrary herein, the parties agree that certain transactions or potential purchases set forth below that may become purchase orders on or before February 28, 2007 (“Potential Purchase Orders”) may become “Existing Orders” for purposes of Section 4.2. If any such Potential Purchase Orders actually become purchase orders (and are therefore treated as “Existing Orders” for purposes of Section 4.2), the parties agree to negotiate in good faith to determine appropriate compensation for ThreeSixty, if any, if ThreeSixty’s services to be performed with respect to any such purchase orders involve significant effort or the devotion of significant resources on the part of ThreeSixty.

Delivery Date ex
Description	Supplier Name	China	Quantity expected	Status
[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

EXHIBIT E

Existing Suppliers

[***]

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

EXHIBIT F

Supplier Intellectual Property Issues

[***] has alleged potential infringement by [***] of its patented technology related to its [***] on optical surfaces such as riflescopes.